UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

Structured Products Corp.
on behalf of

TIERS Principal-Protected Certificates Trust Series FFH 2001-12

(Exact name of registrant as specified in its charter)

Delaware	001-32075	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street New York, New York	10013	(212) 723-4070
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the TIERS Principal-Protected Certificates Trust Series FFH 2001-12.

The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system.  Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
Fairfax Financial Holdings Limited	001-31556
United States Treasury Obligations	Not Applicable

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee's Report with respect to the January 18, 2022 Distribution Date for the TIERS Principal-Protected Certificates Trust Series FFH 2001-12

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Jeffrey Kania
________________________________
Name: Jeffrey Kania
Title: President

January 18, 2022

EXHIBIT INDEX

Exhibit		Page
1	Trustee's Report with respect to the January 18, 2022 Distribution Date for the TIERS Principal-Protected Certificates Trust Series FFH 2001-12	5

Exhibit 1

To the Holders of:
TIERS Principal-Protected Certificates Trust Series FFH 2001-12
Class Certificates	*CUSIP: 886525AE4

U.S. Bank Trust National Association, as Trustee for the TIERS Principal-Protected Certificates Trust Series FFH 2001-12, hereby gives notice with respect to the Distribution Date of January 18, 2022 (the "Distribution Date") as follows:

1.
The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000, is as set forth below:

Class	Principal	Interest	Total Distribution
Certificates	$0.000000	$40.000000	$40.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.
$2,798,000 aggregate principal amount of Fairfax Financial Holdings 7.750% Notes due July 15, 2037 (the "Term Assets") and $2,710,000 maturity amount of U.S. Treasury STRIP due May 15, 2030 are held for the above trust.

5.	The aggregate principal balance of the Certificates at close of business on the Distribution Date is $2,710,000.00.

6.
The current rating of the Term Assets is not provided in this report.  Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included for the convenience of the Holders.